VANGUARD
WELLESLEY INCOME
FUND

[PHOTO]

ANNUAL
REPORT
DECEMBER 31, 1998

[THE VANGUARD GROUP LOGO]

AT VANGUARD, WE BELIEVE THAT TRADITION MATTERS

Our 8,000 crew members embrace the traditional values on which our success is built, including integrity, hard work, thrift, teamwork, and fair dealing on behalf of our clients.

This year, our report cover pays homage to three anniversaries, each of great significance to The Vanguard Group:

- The 200th anniversary of the Battle of the Nile, which commenced on August 1, 1798. HMS Vanguard, the victorious British flagship at the Nile, is our namesake. And its motto--"Leading the way"--serves as a guiding principle for our company.

- The 100th birthday, on July 23, of Walter L. Morgan, founder of Wellington Fund, the oldest member of what became The Vanguard Group. Mr. Morgan was friend and mentor to Vanguard founder John C. Bogle, and helped to shape the standards and business principles that Mr. Bogle laid down for Vanguard at its beginning nearly 25 years ago: a stress on balanced, diversified investments; insistence on fair dealing and candor with clients; and a focus on long-term investing. To our great regret, Mr. Morgan died on September 2.

- The 70th anniversary, on December 28, of the incorporation of Vanguard Wellington Fund. It is the nation's oldest balanced mutual fund, and one of only a handful of funds created in the 1920s that are still in operation.

Although Vanguard constantly tackles new challenges, adopts new technology, and develops new services, we treasure the traditions and values that set us apart in a crowded, competitive industry. And we salute our shareholders, whose support and trust we strive to earn each and every day.


                                    [PHOTO]

                                    CONTENTS

                                  A MESSAGE TO
                                OUR SHAREHOLDERS
                                        1

                                 THE MARKETS IN
                                   PERSPECTIVE
                                        4

                                   REPORT FROM
                                   THE ADVISER
                                        6

                                  FUND PROFILE
                                        8

                               PERFORMANCE SUMMARY
                                       12

                              FINANCIAL STATEMENTS
                                       13

                                    REPORT OF
                            INDEPENDENT ACCOUNTANTS
                                       23

                        All comparative mutual fund data
                        are from Lipper or Morningstar,
                            unless otherwise noted.

FELLOW SHAREHOLDER,

[PHOTO]                  [PHOTO]
John J. Brennan          John C. Bogle
Chairman & Ceo           Senior Chairman

Aided by declining interest rates and escalating stock prices, Vanguard Wellesley Income Fund earned +11.8% during 1998. Our return was comfortably ahead of that of the average income fund, although neither we nor our average peer matched the return of our unmanaged index benchmark.


-------------------------------------------------------------------------------
                                                           TOTAL RETURNS
                                                             YEAR ENDED
                                                           DECEMBER 31, 1998
-------------------------------------------------------------------------------
Vanguard Wellesley IncomeFund                                   +11.8%
-------------------------------------------------------------------------------
Average Income Fund                                             + 8.0%
-------------------------------------------------------------------------------
Wellesley Composite Index*                                      +13.9%
-------------------------------------------------------------------------------

*65% Lehman Long Corporate AA or Better Bond Index, 26% S&P/BARRA Value
 Index,4.5% S&P Utilities Index, and 4.5% S&P Telephone Index.

     The table at right presents the fund's total return (capital change plus reinvested dividends) and those of its comparative standards. The Wellesley Composite Index is constructed of market benchmarks weighted in proportion to our typical investment mix of 65% bonds and 35% high-yielding stocks.

     Our return is based on an increase in net asset value from $21.86 per share on December 31, 1997, to $22.12 per share on December 31, 1998, adjusted for dividends totaling $1.13 per share paid from net investment income and distributions totaling $1.14 per share from net realized capital gains. At year-end, our annualized yield was 4.8%.

FINANCIAL MARKETS IN REVIEW

The U.S. economy grew at a robust pace--more than 3%--during 1998 as it shrugged off the effects of serious financial problems in Asia, Russia, and Latin America. Troubles abroad slowed demand for American exports and boosted demand for imported goods, widening the U.S. trade deficit. But the domestic economy got a powerful push from higher consumer spending, which was encouraged by low unemployment (4.3% at year-end) and higher wages (up about 4%, well above the 1.6% inflation rate).

     The optimism that kept shopping malls and automobile showrooms busy was also a factor in the financial markets. Interest rates declined on balance during 1998. Bond prices, which move in the opposite direction from rates, generally rose. Price appreciation accounted for 2 percentage points of the 8.7% total return of the Lehman Brothers Aggregate Bond Index. The yield on the benchmark 30-year U.S. Treasury bond ended the year at 5.09%, down 83 basis points from 5.92% at the beginning of 1998. Treasury bond prices benefited from a "flight to quality" as many investors shunned riskier securities.

     Stock prices shot up during the first half of the year, despite news that corporate earnings actually declined slightly, and by July 17 the Standard & Poor's 500 Composite Stock Price Index had gained +23.3%. But fears that Asia's financial troubles were spreading worldwide touched off a sharp decline: Over the following six weeks, the S&P 500 Index fell -19.2%. Declines were much steeper for smaller stocks: The Russell 2000 Index of small-cap stocks declined nearly -40% from its mid-April peak to its low in October.

     The stock market then revived with remarkable speed and vigor. By year-end, the S&P 500 Index was again in record territory, having gained +28.6% for the year. This result, however, masked weakness elsewhere in the market. The Wilshire 4500 Equity

Index, which comprises stocks not included in the S&P 500, gained just +8.6%, while the Russell 2000 Index declined -2.5%. In the entire market, more stocks declined in price than rose. Among large-cap stocks, there was a huge gap between returns on growth and value stocks: The S&P 500's growth component gained +42.2% during the year, nearly three times the +14.7% return on its value stocks.

1998 PERFORMANCE OVERVIEW

In one sense, Wellesley Income Fund's +11.8% return during 1998 was a very respectable result, outpacing the average income fund by 3.8 percentage points. The fixed-income strategy of our investment adviser, Wellington Management Company, which kept your fund's duration nearly twice as long as that of the typical income fund, was a factor in this advantage. The longer a fund's duration, the more its share price fluctuates in response to changes in rates, so our longer duration meant that our share price benefited more than that of our average peer from the rate decline during 1998. Of course, when interest rates rise, our return may suffer more than those of our competitors. We note that the income-fund category embraces an eclectic group of funds, many of which pursue investment strategies different from Wellesley's. These differences make short-term performance comparisons of Wellesley and its peers tricky.

     However, while outperforming our average peer, we fell short of the +13.9% return of our unmanaged composite benchmark. Wellesley Income Fund's bond holdings earned +10.3%, trailing those in the benchmark by only 0.2 percentage point, so most of our shortfall to the index was due to our stock segment.

     Our stocks gained +15.6% for the year, 3.3 percentage points behind the equity component of the index--a blend of the S&P/BARRA Value Index, S&P Utilities Index, and S&P Telephone Index. While our adviser invested heavily in the utility sector (31.5% of the fund's equity assets at year-end), we did not own some of the sector's higher-flying telecommunications stocks, many of which had dividend yields too low for our liking. The upshot was that gains from our utility holdings, while strong at +25%, were well below the +42% return for the overall group.

     For obvious reasons, your fund also was largely out of the market's hottest sector, technology, which offers few income-producing stocks. While tech stocks accounted for 6.3% of the S&P/BARRA Value Index and earned +47%, your fund had just 0.3% of assets in tech stocks and earned +20% on them. Our strongest showing relative to the index was in auto & transportation stocks, a sector where we earned +77% versus +22% for the index.

     We conclude with a word on income. The downtrend in interest rates during 1998, which boosted your fund's net asset value and total return, caused its income return to slip. Per-share dividends from income were 5.8% lower in 1998 than in 1997 ($1.13 versus $1.20). And, as noted, our annualized yield at year-end was 4.8%, down from 5.3% at year-end 1997.

LONG-TERM PERFORMANCE OVERVIEW

Wellesley Income Fund's long-term record is solid, both on an absolute basis and in relation to peers. The table on page 3 presents the returns of Wellesley and our comparative standards during the past decade, showing how an initial $10,000 investment in each would have grown, assuming the reinvestment of income dividends and capital gain distributions. Wellesley's average return of +13.2% was 2.2 percentage points higher than that of the average income fund. That seemingly modest margin resulted in a startling difference of $6,078 in the ending value of the hypothetical $10,000 investments.

     Vanguard's low costs contribute significantly to our edge over the average income fund. During 1998, the fund's operating expenses were 0.31% of average net assets, or 0.9 percentage point lower than the 1.21% expense ratio charged by the average income fund.

     Wellington Management Company, our adviser, has adroitly carried out the fund's strategy over the years, helping us to outperform not only our average peer but also the Wellesley Composite Index. Our annual edge of 0.2 percentage point over the index is impressive since the index exists only on paper and has no operating expenses and none of the transaction costs that mutual funds incur when they buy or sell securities.


--------------------------------------------------------------------------------
                                                            TOTAL RETURNS
                                                            10 YEARS ENDED
                                                           DECEMBER 31, 1998
                                                   -----------------------------
                                                   AVERAGE     FINAL VALUE OF
                                                    ANNUAL        A $10,000
                                                     RATE     INITIAL INVESTMENT
--------------------------------------------------------------------------------

Vanguard Wellesley Income Fund                        +13.2%      $34,437
--------------------------------------------------------------------------------
Average Income Fund                                   +11.0%      $28,359
--------------------------------------------------------------------------------
Wellesley Composite Index*                            +13.0%      $33,854
--------------------------------------------------------------------------------

*65% Lehman Long Corporate AA or Better Bond Index, 26% S&P/BARRA Value Index,
 4.5% S&P Utilities Index, and 4.5% S&P Telephone Index.

     Our annualized return of +13.2% during the decade was well above the long-term historical average for an asset mix of 65% bonds and 35% stocks. While we are grateful for these results, they create two potential dangers. The first is that investors may have unrealistic expectations for future returns. Investors who base plans on such assumptions may fall well short of their financial goals if returns revert to lower levels, as we would expect.

     The second danger is that investors may underestimate the risks that are part of investing. In six of the past ten years, Wellesley's total return exceeded 10%, while we recorded a negative return only once (-4.4% in 1994).
The financial markets are capable of steeper declines. Investors who understand that downturns will occur, and are a risk that must be endured in pursuit of investment rewards, may find it easier to stay on an even keel when the seas get stormy.

IN SUMMARY

The tumultuous events of 1998 amply demonstrated the advantages of a balanced investment approach. Investors who held a mix of stock funds, bond funds, and money market funds participated in the markets' bounty but were spared some measure of the anxiety felt during the midyear downturn in stocks.

     We have always believed that investors are well served by selecting a mix of stocks, bonds, and cash reserves appropriate to their investment time horizon, goals, and risk tolerance, and then sticking with their plan. A conservative balance of bonds and stocks is the very idea behind Vanguard Wellesley Income Fund, and we will "stay the course" in implementing it.

/s/ JOHN C. BOGLE                                      /s/ JOHN J. BRENNAN

John C. Bogle                                          John J. Brennan
Senior Chairman                                        Chairman and
                                                       Chief Executive Officer

January 14, 1999

THE MARKETS IN PERSPECTIVE
YEAR ENDED DECEMBER 31, 1998

[PHOTO]

Financial markets continued to produce solid overall gains during 1998. After overcoming a sharp, six-week setback in July and August, the S&P 500 Index gained 28.6% for the year, marking the first time the index had produced returns of 20% or more in four consecutive years. Bond prices rose as interest rates generally declined over the year. Returns from overseas stock markets varied widely, with big gains in Europe, small gains in the Pacific, and losses in most emerging markets.

U.S. STOCK MARKETS

Large-capitalization stocks--especially those of large growth companies--were the best performers during 1998. The 50 largest stocks within the S&P 500 Index earned more than 40%, while the return of the other 450 stocks was less than 17%. The stock market as a whole, as measured by the Wilshire 5000 Equity Index, earned 23.4%. Small-cap stocks, represented by the Russell 2000 Index, declined 2.5% for the year.


---------------------------------------------------------------------------
                                              AVERAGE ANNUALIZED RETURNS
                                           PERIODS ENDED DECEMBER 31, 1998
                                           --------------------------------
                                             1 YEAR     3 YEARS  5 YEARS
---------------------------------------------------------------------------
STOCKS
  S&P 500 Index                              28.6%      28.2%     24.1%
  Russell 2000 Index                         -2.5       11.6      11.9
  MSCI EAFE Index                            20.3        9.3       9.5
---------------------------------------------------------------------------
BONDS
  Lehman Aggregate Bond Index                 8.7%       7.3%      7.3%
  Lehman 10 Year Municipal Bond Index         6.8        6.8       6.4
  Salomon Smith Barney 3-Month
   U.S. Treasury Bill Index                   5.1        5.2       5.1
---------------------------------------------------------------------------
OTHER
  Consumer Price Index                        1.6%       2.2%      2.4%
---------------------------------------------------------------------------

     The huge gap between returns of large and small stocks was not the only oddity during the year. Among large stocks there also was a large disparity in performance between growth and value stocks. Within the S&P 500 Index, growth stocks rose 42.2%, while value stocks were up 14.7%. The gap of 27.5 percentage points is the largest in the 23 years that the growth and value components have been tracked.

     Stocks rose strongly during the first half of the year. But after hitting a then-record high on July 17, the S&P 500 Index fell by 19.2% during the following six weeks. Declines were steeper for most smaller stocks. The Russell 2000 Index fell nearly 40% from its peak in April before climbing back during the fourth quarter.

     The summer slump in stock prices reflected several factors that raised anxiety among investors and prompted a reconsideration of risk that extended past stocks to bonds. Among these factors were deteriorating corporate earnings; Russia's default on its debts; sharp swings in currency exchange rates; and lingering economic weakness in Asia.

     Although these sources of uncertainty remained as the year went on, many investors reacted not by abandoning stocks, but by selecting large, well-known stocks they perceived as reliable vehicles for long-term growth. The strong rebound in prices during the fourth quarter was due in large part to the calming influence on jittery markets of the Federal Reserve Board's decision to cut short-term interest rates by 0.75 percentage point.

     Technology stocks led the market's advance during 1998, rising 83%. Investors were attracted by rapid revenue growth and a belief that consumers and businesses will keep spending freely on computers, software, and computer services. Speculation also played a role in the surge. Burgeoning activity on the Internet sent many stocks, even those with no hint of profitability, skyrocketing. The bulge in Internet stock prices prompted comparisons with such historic asset "bubbles" as Japan's stock market in the late 1980s and the tulip-bulb mania in Holland in the 1630s.

     Health care and utilities, especially telecommunications providers, also soared, achieving returns of more than 43%. Both sectors benefited from rising demand for their products and a perception that they are somewhat protected from foreign economic troubles and foreign competition. Consumer-related stocks such as retailers also did well, reflecting strength in consumer spending. Americans spent almost every after-tax dollar they earned during 1998. Jobs were abundant; unemployment fell to 4.3% by year-end.

     The worst-performing groups were two directly harmed by falling commodity prices: oil drilling and services firms in the "other energy" category (-36%) and materials & processing firms (-1%), such as paper, steel, and chemical makers. Producer-durables companies, such as machinery and aircraft makers, eked out a 2% return as companies saw falling sales abroad and rising competition at home from foreign firms.

U.S. BOND MARKETS

The fall in interest rates during 1998 was steepest for U.S. Treasury securities, which benefited from heightened aversion to risk among investors and from a slight decrease in supply, thanks to a $70 billion federal budget surplus. The low inflation rate--consumer prices were up just 1.6%--gave the Federal Reserve the flexibility to cut short-term rates even though economic growth was strong.

     Yields on long-term Treasury issues fell by roughly 1 percentage point, and the 30-year Treasury bond's yield was 5.09% on December 31. Lower rates mean higher bond prices, and the Lehman Brothers Long U.S. Treasury Index earned a total return of 13.5%, an astounding margin of nearly 12 percentage points over the inflation rate.

     Bonds lacking the unquestioned credit quality of Treasuries did not fare as well, reflecting a repricing of risk and a "flight to quality" by investors who began to feel they had been underestimating risk. One result was price declines that nearly offset the interest earned on high-yield "junk" bonds. However, high-quality corporate bonds and mortgage-backed securities generally held up well. The Lehman Aggregate Bond Index, which encompasses Treasury, mortgage, and high-quality corporate securities and has an intermediate-term average maturity, earned a solid 8.7%.

     Yields on long-term municipal bonds declined only slightly during the year, and by December 31 were only a tad lower than yields on long-term Treasuries. This was striking because the interest on municipals is exempt from federal income tax.

INTERNATIONAL STOCK MARKETS

Europe's stock markets beat even the S&P 500 Index's gaudy return, gaining 28.7% in U.S.-dollar terms, with about 5% of the gain due to a fall in the dollar versus most European currencies. Pacific-region stocks rose 2.6%, although it took a fall in the dollar's value versus the Japanese yen to overcome losses in local-currency terms. Overall, developed international markets, as measured by the MSCI EAFE Index, earned 20.3%.

         Investors' confidence in emerging markets continued to evaporate in 1998, and stocks in these markets fell about 25% as a group. The few bright spots included South Korea (+141%) and the Philippines (+13%), which had suffered big declines in 1997.

REPORT FROM THE ADVISER

[PHOTO]

Vanguard Wellesley Income Fund earned a return of 11.8% in 1998, lagging the 13.9% return of our unmanaged index benchmark.

     The fund's stock segment returned 15.6%, which follows increases of 32.8% in 1997, 24.2% in 1996, and 37.1% in 1995. These equity returns were very generous by historic standards and have allowed the fund to enjoy strong absolute returns over the last four years. The 15.6% return for the Wellesley equities trailed, however, the 18.9% return of our benchmark's equity component, which is weighted 75% in the S&P/BARRA Value Index, 12.5% in the S&P Utilities Index, and 12.5% in the S&P Telephone Index. Our shortfall was primarily due to sector allocation and stock selection in the fourth quarter.

     The bond segment's return of 10.3% for the year was marginally behind the return of 10.5% for the Lehman Long Corporate AA or Better Index, against which we measure our performance. We reduced the duration of Wellesley's bond portfolio during the latter half of 1998, and our duration is now slightly shorter than that of the Lehman index. This posture should help our relative performance if long-term rates rise. The shorter a bond portfolio's duration, the less its principal value fluctuates in response to a given change in interest rates. We emphasize, however, that if interest rates rise, our absolute performance will be hurt, even if we perform better than our benchmark.

     The fund has maintained its traditional allocations, investing 60%-65% of assets in longer-term, investment-grade bonds and 35%-40% of assets in dividend-paying equities. In general, the fund's performance is extremely sensitive to changes in long-term interest rates because of the long average maturity of our bonds and because of our meaningful weighting in high-yielding, interest-rate-sensitive stocks.

OUTLOOK FOR THE FIRST HALF OF 1999

We believe the U.S. economy will experience reasonably solid domestic demand in 1999, but not at the robust rates that have prevailed recently. The consumer will, as usual, be the deciding factor for the economy's performance in 1999. During the past two years, consumer spending has consistently exceeded even the most optimistic expectations, while U.S. exporters continue to see shrinking demand for all types of goods. Deteriorating economic conditions in Latin America, a minirecession in the United Kingdom, and a continued decline in Japan's economy will all contribute to a weak export picture in 1999. Inflation remains a "nonissue," and any surprises are likely to be on the low side. We anticipate another year of very low inflation: We expect the Consumer Price Index to rise 1.4% after its 1.6% increase in 1998.

     While stresses in the financial system have eased for now, we continue to believe that moderating eco-nomic growth and very low inflation will provide the backdrop necessary for additional reductions in short-term interest rates by the Federal Reserve Board during the first half of 1999. We expect the federal funds rate, a proxy for short-term rates, to fall to 4% by midyear from its current level of 4.75%. Interest rates on long-term bonds, however, already reflect the market's expectation of lower short rates. Therefore, we don't expect further declines in long-term interest rates. The political climate in Washington is such that very little in the way of policy changes will be accomplished in 1999. In the absence of such changes, the federal budget surplus will continue to mount, and Treasury debt will continue to be paid down. We expect the federal budget surplus to reach $115 billion or more in the current fiscal year, compared with $70 billion in fiscal year 1998, which ended September 30. This is a favorable scenario for bond investors.

         On the stock side, we anticipate that after a 1% decline in 1998, operating earnings on S&P 500 Index companies will increase by 1% on average in 1999. This view is slightly less optimistic than the consensus of other market participants.

STRATEGY IN 1999

     Our strategy for the fund is unchanged. The percentage of assets invested in stocks and bonds varies only marginally, and the fund's bonds continue to be long-term securities with call protection to provide a consistent income stream. We purchase only investment-grade issues denominated in U.S. dollars, and we emphasize securities from issuers with stable or improving credit fundamentals. As of December 31, approximately 85% of the bond portfolio was rated "A" or better in credit quality.

     Our strategy for the stock portfolio is to purchase shares of companies with above-market yields across different industries. Our largest purchases recently have been in the energy, financial, and electric utilities sectors. In the second half of 1998, we focused on selling stocks that had reached our target prices, particularly in the fourth quarter as the market climbed. The majority of Wellesley's stocks are New York Stock Exchange-listed issues with above-average dividend yields. The average yield on our stocks is 3.4%, which is 162% higher than the 1.3% dividend yield on the S&P 500 Index.

         The dominant principle guiding the fund's investment strategy is our ongoing obligation to shareholders to provide an attractive level of income by investing in high-quality securities. Our long-term goal is to achieve increases in Wellesley's dividend by purchasing stocks of strong companies that are able to pass along higher dividends generated from rising earnings. Since we wrote to you six months ago, there have been 14 dividend increases on stocks in our equity portfolio. We avoid stocks with ultrahigh dividends that may not be sustainable over the long term.

SUMMARY

In light of the volatility that occurred in the markets in 1998, we were pleased to end the year with positive results. We will continue to focus on maintaining the fund's charter while trying to outperform the composite benchmark. Increasing the fund's income remains an objective in 1999.

Earl E. McEvoy                   John R. Ryan
Senior Vice President            Senior Vice President

Wellington Management Company, LLP

January 14, 1999

INVESTMENT PHILOSOPHY

The fund reflects a belief that relatively high current income and moderate long-term growth in income and capital can be achieved without undue risk by holding 60% to 65% of assets in fixed-income securities and the balance in income-oriented common stocks. Consistent with this approach, the fund's bond segment comprises intermediate- and long-term U.S. Treasury securities and high-quality corporate bonds; its equity segment is dominated by stocks with above-average dividend yields and strong potential for dividend increases.

FUND PROFILE

WELLESLEY INCOME FUND

This Profile provides a snapshot of the fund's characteristics as of December 31, 1998, compared where appropriate to an unmanaged index. Key elements of this Profile are defined on pages 10 and 11.

TOTAL FUND CHARACTERISTICS
-------------------------------------------
Yield                                  4.8%
Turnover Rate                           32%
Expense Ratio                         0.31%
Cash Reserves                          2.4%

FUND ASSET ALLOCATION
--------------------------
BONDS                  62%
STOCKS                 36%
CASH RESERVES           2%

TOTAL FUND VOLATILITY MEASURES
-------------------------------------------
                      WELLESLEY     S&P 500
-------------------------------------------
R-Squared                  0.52        1.00
Beta                       0.31        1.00

TEN LARGEST STOCKS (% OF EQUITIES)
-----------------------------------------
Bell Atlantic Corp.                  5.4%
First Union Corp.                    4.6
Amoco Corp.                          4.5
Ford Motor Co.                       4.0
National City Corp.                  3.9
GTE Corp.                            3.9
GPU, Inc.                            3.5
USX-Marathon Group                   3.4
Pharmacia & Upjohn, Inc.             3.3
Royal Dutch Petroleum Co. ADR        2.7
-----------------------------------------
Top Ten                             39.2%
-----------------------------------------
Top Ten as % of Total Net Assets    14.1%

SECTOR DIVERSIFICATION (% OF COMMON STOCKS)
----------------------------------------------------------------------------------------------
                                         DECEMBER 31, 1997          DECEMBER 31, 1998
                                         -----------------------------------------------------
                                            WELLESLEY           WELLESLEY          S&P 500
                                         -----------------------------------------------------
Auto & Transportation .................        6.4%                4.0%              2.5%
Consumer Discretionary ................        7.3                 6.1              12.0
Consumer Staples ......................        5.8                 5.0               9.8
Financial Services ....................       28.5                20.5              16.2
Health Care ...........................        3.8                 5.7              12.5
Integrated Oils .......................       13.8                17.5               5.2
Other Energy ..........................        0.0                 0.0               0.9
Materials & Processing ................        8.9                 7.4               3.7
Producer Durables .....................        0.0                 0.0               3.2
Technology ............................        0.0                 0.0              16.6
Utilities .............................       23.9                31.5              11.7
Other .................................        1.6                 2.3               5.7
----------------------------------------------------------------------------------------------

EQUITY CHARACTERISTICS
-------------------------------------------------------
                                 WELLESLEY      S&P 500
-------------------------------------------------------
Number of Stocks                        68          500
Median Market Cap                   $20.3B       $60.3B
Price/Earnings Ratio                 21.3x        28.0x
Price/Book Ratio                      2.7x         4.9x
Dividend Yield                        3.4%         1.3%
Return on Equity                     17.2%         22.5
Earnings Growth Rate                  7.5%        17.2%
Foreign Holdings                      5.0%         1.6%

EQUITY INVESTMENT FOCUS
-------------------------------------------------------
[GRAPH]


FIXED-INCOME CHARACTERISTICS
-------------------------------------------------------
                                 WELLESLEY      LEHMAN*
-------------------------------------------------------
Number of Bonds                        182        7,257
Yield to Maturity                     6.1%         5.7%
Average Coupon                        7.0%         6.9%
Average Maturity                17.6 years    8.6 years
Average Quality                        Aa3          Aaa
Average Duration                 8.7 years    4.4 years

*Lehman Aggregate Bond Index.

FIXED-INCOME INVESTMENT FOCUS
-------------------------------------------------------
[GRAPH]

DISTRIBUTION BY ISSUER (% OF BONDS)
-----------------------------------------
Asset-Backed                         0.0%
Finance                             24.6
Foreign                              3.9
Industrial                          33.9
Mortgage                             6.5
Treasury/Agency                     16.3
Utilities                           14.8
-----------------------------------------
Total                              100.0%

DISTRIBUTION BY CREDIT QUALITY (% OF BONDS)
-------------------------------------------
Treasury/Agency                     16.3%
Aaa                                  9.3
Aa                                  19.8
A                                   38.7
Baa                                 15.9
Ba                                   0.0
B                                    0.0
Not Rated                            0.0
-------------------------------------------
Total                              100.0%

AVERAGE COUPON. The average interest rate paid on the securities held by a fund. It is expressed as a percentage of face value.

AVERAGE DURATION. An estimate of how much a bond fund's share price will fluctuate in response to a change in interest rates. To see how the price could shift, multiply the fund's duration by the change in rates. If interest rates rise by one percentage point, the share price of a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the fund's share price would rise by 5%.

AVERAGE MATURITY. The average length of time until bonds held by a fund reach maturity (or are called) and are repaid. In general, the longer the average maturity, the more a fund's share price will fluctuate in response to changes in market interest rates.

AVERAGE QUALITY. An indicator of credit risk, this figure is the average of the ratings assigned to a fund's securities holdings by credit-rating agencies. The agencies make their judgment after appraising an issuer's ability to meet its obligations. Quality is graded on a scale, with Aaa or AAA indicating the most creditworthy bond issuers and A-1 or MIG-1 indicating the most creditworthy issuers of money market securities.

BETA. A measure of the magnitude of a fund's past share-price fluctuations in relation to the ups and downs of the overall market (or appropriate market index). The market (or index) is assigned a beta of 1.00, so a fund with a beta of 1.20 would have seen its share price rise or fall by 12% when the overall market rose or fell by 10%.

CASH RESERVES. The percentage of a fund's net assets invested in "cash equivalents"--highly liquid, short-term, interest-bearing securities. This figure does not include cash invested in futures contracts to simulate stock and bond investments.

DISTRIBUTION BY CREDIT QUALITY. This breakdown of a fund's securities by credit rating can help in gauging the risk that returns could be affected by defaults or other credit problems.

DISTRIBUTION BY ISSUER. A breakdown of a fund's holdings by type of issuer or type of instrument.

DIVIDEND YIELD. The current, annualized rate of dividends paid on a share of stock, divided by its current share price. For a portfolio, the weighted average yield for stocks it holds.

EARNINGS GROWTH RATE. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

EQUITY INVESTMENT FOCUS. This grid indicates the focus of a fund's equity holdings in terms of two attributes: market capitalization (large, medium, or small) and relative valuation (growth, value, or a blend).

EXPENSE RATIO. The percentage of a fund's average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

FIXED-INCOME INVESTMENT FOCUS. This grid indicates the focus of a fund's fixed-income holdings in terms of two attributes: average maturity (short, medium, or long) and average credit quality (Treasury/agency, investment-grade corporate, or below investment-grade).

FOREIGN HOLDINGS. The percentage of a fund's equity assets represented by stocks or American Depositary Receipts of companies based outside the United States.

FUND ASSET ALLOCATION. This chart shows the proportions of a fund's holdings allocated to different types of assets.

MEDIAN MARKET CAP. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund's stocks, weighted by the proportion of the fund's assets invested in each stock. Stocks representing half of the fund's assets have market capitalizations above the median, and the rest are below it.

NUMBER OF BONDS. An indicator of diversification. The more separate issues a fund holds, the less susceptible it is to a price decline stemming from the problems of a particular bond issuer.

NUMBER OF STOCKS. An indicator of diversification. The more stocks a fund holds, the more diversified it is and the more likely to perform in line with the overall stock market.

PRICE/BOOK RATIO. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

PRICE/EARNINGS RATIO. The ratio of a stock's current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company's future growth.

R-SQUARED. A measure of how much of a fund's past returns can be explained by the returns from the overall market (or its benchmark index). If a fund's total return were precisely synchronized with the overall market's return, its R-squared would be 1.00. If a fund's returns bore no relationship to the market's returns, its R-squared would be 0.

RETURN ON EQUITY. The annual average rate of return generated by a company during the past five years for each dollar of shareholder's equity (net income divided by shareholder's equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

SECTOR DIVERSIFICATION. The percentages of a fund's common stocks that come from each of the major industry groups that compose the stock market.

TEN LARGEST STOCKS. The percentage of equity assets that a fund has invested in its ten largest stocks. As this percentage rises, a fund's returns are likely to be more volatile because they are more dependent on the fortunes of a few companies.

TURNOVER RATE. An indication of trading activity during the past year. Funds with high turnover rates incur higher transaction costs and are more likely to distribute capital gains (which are taxable to investors).

YIELD. A snapshot of a fund's income from interest and dividends. The yield, expressed as a percentage of the fund's net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year.

YIELD TO MATURITY. The rate of return an investor would receive if the securities held by a fund were held to their maturity dates.

PERFORMANCE SUMMARY

WELLESLEY INCOME FUND

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the fund. Note, too, that both share price and return can fluctuate widely, so an investment in the fund could lose money.

TOTAL INVESTMENT RETURNS: DECEMBER 31, 1978-DECEMBER 31, 1998
---------------------------------------------------
              WELLESLEY INCOME FUND    COMPOSITE*
FISCAL   CAPITAL   INCOME     TOTAL     TOTAL
YEAR     RETURN    RETURN    RETURN    RETURN
---------------------------------------------------
1979      -2.6%     8.8%      6.2%      3.5%
1980       0.9     11.0      11.9       9.4
1981      -3.1     11.8       8.7      -1.7
1982      10.1     13.2      23.3      36.3
1983       7.1     11.5      18.6      13.2
1984       4.9     11.7      16.6      13.8
1985      16.0     11.4      27.4      29.4
1986       9.2      9.1      18.3      19.9
1987      -8.1      6.2      -1.9       2.5
1988       4.7      8.9      13.6      13.7
1989      11.8      9.1      20.9      21.0
1990      -4.3      8.1       3.8       2.5
1991      12.9      8.7      21.6      20.5
1992       1.6      7.1       8.7       9.2
1993       8.2      6.4      14.6      14.6
1994     -10.2      5.8      -4.4      -4.6
1995      21.6      7.3      28.9      30.7
1996       3.3      6.1       9.4       6.8
1997      13.8      6.4      20.2      19.4
1998       6.4      5.4      11.8      13.9
---------------------------------------------------

*65% Lehman Long-Term Corporate Bond Index and 35% S&P 500 Index through December 31, 1985; 65% Lehman Long Corporate AA or Better Bond Index, 26% S&P/BARRA Value Index, and 9% S&P Utilities Index through June 30, 1996, when the S&P Utilities component was separated into the S&P Utilities Index and the S&P Telephone Index. See Financial Highlights table on page 20 for dividend and capital gains information for the past five years.

CUMULATIVE PERFORMANCE: DECEMBER 31, 1988-DECEMBER 31, 1998
-----------------------------------------------------------
                                                   Lehman Long
               Wellesley   Average    Wellesley    Corp AA or
               Income      Income     Composite    Better Bond
               Fund        Fund       Index        Index
1988 12        10000       10000      10000        10000
1989 03        10341       10304      10327        10110
1989 06        11248       10955      11351        11113
1989 09        11642       11341      11737        11196
1989 12        12093       11595      12096        11553
1990 03        11847       11126      11762        11307
1990 06        12172       11571      12162        11779
1990 09        11717       10866      11616        11668
1990 12        12548       11425      12395        12352
1991 03        13214       12271      13165        12873
1991 06        13350       12479      13244        13038
1991 09        14267       13331      14115        13987
1991 12        15254       14046      14939        14848
1992 03        14731       13996      14660        14586
1992 06        15513       14467      15344        15217
1992 09        16378       14986      16014        15972
1992 12        16577       15278      16314        16137
1993 03        17709       16044      17413        16974
1993 06        18250       16582      17979        17576
1993 09        19173       16922      18853        18358
1993 12        19005       17138      18693        18228
1994 03        18156       16588      17841        17392
1994 06        18092       16723      17607        16973
1994 09        18236       16876      17726        16962
1994 12        18162       16637      17840        17179
1995 03        19465       17603      19186        18341
1995 06        21119       18813      20861        19973
1995 09        22010       19473      21848        20487
1995 12        23413       20241      23312        21766
1996 03        23123       20853      22888        20759
1996 06        23360       21477      23149        20809
1996 09        24035       21596      23476        21191
1996 12        25618       22569      24898        22081
1997 03        25463       22669      24635        21583
1997 06        27287       24793      26604        22722
1997 09        29304       25831      28233        23897
1997 12        30791       26265      29731        25067
1998 03        32215       27706      31222        25426
1998 06        32835       28252      31934        26362
1998 09        33377       26585      31854        27404
1998 12        34437       28359      33906        27696


                                                       AVERAGE ANNUAL TOTAL RETURNS
                                                     PERIODS ENDED DECEMBER 31, 1998
                                                 ---------------------------------------   FINAL VALUE OF A
                                                  1 YEAR       5 YEARS         10 YEARS   $10,000 INVESTMENT
------------------------------------------------------------------------------------------------------------
Wellesley Income Fund                             11.84%       12.62%           13.16%        $34,437
Average Income Fund                                7.97        10.60            10.99          28,359
Wellesley Composite Index*                        13.87        12.61            12.97          33,854
Lehman Long Corporate AA or Better Bond Index     10.52         8.73            10.72          27,696
------------------------------------------------------------------------------------------------------------

*65% Lehman Long Corporate AA or Better Bond Index, 26% S&P/BARRA Value Index, and 9% S&P Utilities Index through June 30, 1996, when the S&P Utilities component was separated into the S&P Utilities Index and the S&P Telephone Index.

AVERAGE ANNUAL TOTAL RETURNS: PERIODS ENDED DECEMBER 31, 1998
-------------------------------------------------------------------------------------------------------
                                                                                    10 YEARS
                                    INCEPTION                           -------------------------------
                                      DATE       1 YEAR     5 YEARS      CAPITAL     INCOME      TOTAL
-------------------------------------------------------------------------------------------------------
Wellesley Income Fund               7/1/1970    11.84%     12.62%        6.14%       7.02%      13.16%
-------------------------------------------------------------------------------------------------------

FINANCIAL STATEMENTS
DECEMBER 31, 1998

[PHOTO]

STATEMENT OF NET ASSETS

This Statement provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. Securities are grouped and subtotaled by asset type (common stocks, bonds, etc.) and by industry sector. Other assets are added to, and liabilities are subtracted from, the value of Total Investments to calculate the fund's Net Assets. Finally, Net Assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) Per Share.

     At the end of the Statement of Net Assets, you will find a table displaying the composition of the fund's net assets on both a dollar and per-share basis. Because all income and any realized gains must be distributed to shareholders each year, the bulk of net assets consists of Paid in Capital (money invested by shareholders). The amounts shown for Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the sums the fund had available to distribute to shareholders as income dividends or capital gains as of the statement date. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net income or net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

---------------------------------------------------------
                                       FACE        MARKET
                                     AMOUNT        VALUE*
WELLESLEY INCOME FUND                 (000)         (000)
---------------------------------------------------------
CORPORATE BONDS (45.1%)
---------------------------------------------------------
FINANCE (15.1%)
Allstate Corp.
   6.75%, 5/15/2018                $ 30,000     $  30,851
   7.50%, 6/15/2013                  20,000        22,073
Ambac, Inc.
   7.50%, 5/1/2023                    5,500         5,927
American Re Corp.
   7.45%, 12/15/2026                 34,095        38,389
Associates Corp. of North America
   6.25%, 11/1/2008                  25,000        25,809
Banc One Corp.
   7.75%, 7/15/2025                  50,000        57,575
   8.00%, 4/29/2027                  15,000        17,806
BankBoston Corp.
   6.625%, 12/1/2005                 15,000        15,261
   6.875%, 7/15/2003                 10,000        10,272
Boatmen's Bancshares Inc.
   7.625%, 10/1/2004                 10,000        10,857
CIGNA Corp.
   7.875%, 5/15/2027                 25,000        27,059
Cincinnati Financial Corp.
   6.90%, 5/15/2028                  25,000        25,188
Citigroup
   6.625%, 1/15/2028                 25,000        24,637
   6.65%, 12/15/2010                 25,000        26,344
   7.125%, 9/1/2005                  15,000        15,984
CoreStates Capital Corp.
   6.625%, 3/15/2005                 20,000        20,833
Equitable Companies Inc.
   7.00%, 4/1/2028                   25,000        25,824
Farmers Exchange Capital
   7.05%, 7/15/2028                  25,000        25,030
Fifth Third Bancorp
   6.75%, 7/15/2005                  25,000        26,357
First Bank N.A.
   7.55%, 6/15/2004                   8,000         8,663
First Bank System
   6.625%, 5/15/2003                 10,000        10,323
   7.625%, 5/1/2005                   7,500         8,222
First Chicago Corp.
   7.625%, 1/15/2003                 15,000        15,980
First Union Corp.
   6.00%, 10/30/2008                 15,000        15,286
   7.50%, 4/15/2035                  11,000        12,043
Fleet Financial Group, Inc.
   6.875%, 3/1/2003                  30,000        31,126
   6.875%, 1/15/2028                 25,000        25,852
General Electric Capital Corp.
   8.125%, 5/15/2012                 10,000        12,180
General Electric Capital Services
   7.50%, 8/21/2035                  14,000        16,645
General Electric Global Insurance
   Holdings Corp.
   7.00%, 2/15/2026                  60,000        65,926
GMAC
   7.00%, 9/15/2002                  30,000        31,420
John Hancock Mutual Life
   Insurance Co.
   7.375%, 2/15/2024                 50,000        55,445
Liberty Mutual Group
   8.50%, 5/15/2025                  35,000        40,615
Lumbermens Mutual Casualty Co.
   9.15%, 7/1/2026                   45,000        53,057

---------------------------------------------------------
                                       FACE        MARKET
                                     AMOUNT        VALUE*
WELLESLEY INCOME FUND                 (000)         (000)
---------------------------------------------------------
MBIA Inc.
   7.00%, 12/15/2025               $ 19,500    $   20,250
Massachusetts Mutual Life
   7.50%, 3/1/2024                    8,690         9,660
   7.625%, 11/15/2023                14,500        16,331
Metropolitan Life Insurance Co.
   7.80%, 11/1/2025                  40,000        44,954
J.P. Morgan & Co., Inc.
   5.75%, 10/15/2008                 20,000        19,760
   6.25%, 1/15/2009                  20,000        20,430
NBD Bank N.A.
   6.25%, 8/15/2003                  20,000        20,457
National City Bank Cleveland
   6.50%, 5/1/2003                   10,000        10,312
National City Bank Pennsylvania
   7.25%, 10/21/2011                 22,000        24,614
National City Corp.
   7.20%, 5/15/2005                  20,000        21,379
NationsBank Corp.
   7.25%, 10/15/2025                 10,000        10,824
   7.75%, 8/15/2004                  20,000        21,839
Republic New York Corp.
   5.875%, 10/15/2008                15,000        14,958
SunTrust Banks, Inc.
   6.00%, 2/15/2026                  25,000        25,434
   6.125%, 2/15/2004                 20,000        20,422
Transamerica Financial Corp.
   6.125%, 11/1/2001                 25,000        25,177
Travelers Property Casualty Corp.
   7.75%, 4/15/2026                  25,000        27,960
Unum Corp.
   6.75%, 12/15/2028                 25,000        24,560
Wachovia Corp.
   6.375%, 4/15/2003                 20,000        20,588
   6.605%, 10/1/2025                 30,000        31,712
                                               ----------
                                                1,286,480
                                               ----------
INDUSTRIAL (20.9%)
Air Products & Chemicals, Inc.
   8.75%, 4/15/2021                  12,550        15,270
AirTouch Communications, Inc.
   6.35%, 6/1/2005                   25,000        25,924
Aluminum Co. of America
   6.75%, 1/15/2028                  25,000        25,601
Baxter International, Inc.
   7.65%, 2/1/2027                   25,000        28,195
Bestfoods
   6.625%, 4/15/2028                 30,000        31,753
Bristol-Myers Squibb Co.
   6.80%, 11/15/2026                 40,000        44,364
Burlington Northern Santa Fe Corp.
   6.375%, 12/15/2005                12,500        12,945
   6.875%, 12/1/2027                 25,000        26,249
CPC International, Inc.
   7.25%, 12/15/2026                 30,000        33,768
CSX Corp.
   7.95%, 5/1/2027                   35,000        40,320
Caterpillar Inc.
   6.625%, 7/15/2028                 25,000        25,278
Champion International Corp.
   7.35%, 11/1/2025                  30,000        30,032
Chrysler Corp.
   7.45%, 3/1/2027                   25,000        28,803
Coca Cola Enterprises
   5.75%, 11/1/2008                  25,000        25,069
Comcast Cable Communications
   6.20%, 11/15/2008                 25,000        25,437
The Walt Disney Co.
   6.75%, 3/30/2006                  15,000        16,309
E.I. du Pont de Nemours & Co.
   6.50%, 1/15/2028                  25,000        25,937
   6.75%, 9/1/2007                   25,000        27,195
Eastman Chemical Co.
   7.25%, 1/15/2024                  25,000        24,604
   7.60%, 2/1/2027                    5,000         5,064
Eaton Corp.
   6.50%, 6/1/2025                   10,000        10,443
   7.625%, 4/1/2024                  10,000        11,197
Ferro Corp.
   7.125%, 4/1/2028                  10,000         9,920
Ford Motor Co.
   7.50%, 8/1/2026                   20,000        22,719
   8.90%, 1/15/2032                  20,000        26,527
General Motors Corp.
   7.40%, 9/1/2025                   30,000        33,438
   9.40%, 7/15/2021                  20,000        26,695
Georgia-Pacific Group
   7.25%, 6/1/2028                   25,000        24,730
Gillette Co.
   5.75%, 10/15/2005                 35,000        35,702
   6.25%, 8/15/2003                  10,000        10,351
Hershey Foods Corp.
   6.95%, 3/1/2007                   13,000        14,303
Hubbell Inc.
   6.625%, 10/1/2005                 10,000        10,660
International Business
   Machines Corp.
   7.00%, 10/30/2025                 60,000        66,741
International Paper Co.
   7.625%, 1/15/2007                 15,000        16,225
Johnson & Johnson
   6.73%, 11/15/2023                 15,000        16,529
Kimberly-Clark Corp.
   6.25%, 7/15/2018                  25,000        25,744
Eli Lilly & Co.
   7.125%, 6/1/2025                  50,000        57,115
Lockheed Corp.
   6.75%, 3/15/2003                   7,000         7,259
Masco Corp.
   6.625%, 4/15/2018                 20,000        19,647
Mead Corp.
   7.35%, 3/1/2017                   10,350        11,061
Merck & Co.
   6.30%, 1/1/2026                   30,000        31,446
Minnesota Mining &
   Manufacturing Corp.
   6.375%, 2/15/2028                 35,000        36,598
Mobil Corp.
   8.625%, 8/15/2021                 20,000        25,166
Monsanto Co.
   6.75%, 12/15/2027                 25,000        25,514
Motorola, Inc.
   7.50%, 5/15/2025                  50,000        56,679

---------------------------------------------------------
                                       FACE        MARKET
                                     AMOUNT        VALUE*
                                      (000)         (000)
---------------------------------------------------------
New York Times Co.
   8.25%, 3/15/2025                $ 26,000    $   29,693
News America Holdings Inc.
   8.00%, 10/17/2016                 50,000        55,470
Norfolk Southern Corp.
   7.80%, 5/15/2027                  35,000        40,655
PPG Industries, Inc.
   6.875%, 2/15/2012                 10,200        10,894
   9.00%, 5/1/2021                   15,000        19,405
Phelps Dodge Corp.
   7.125%, 11/1/2027                 12,500        12,401
Praxair, Inc.
   6.75%, 3/1/2003                   25,000        25,508
Procter & Gamble Co.
   5.25%, 9/15/2003                  15,000        15,026
   6.45%, 1/15/2026                  30,000        31,425
Procter & Gamble Co. ESOP
   9.36%, 1/1/2021                   30,000        39,921
Raytheon Co.
   7.20%, 8/15/2027                  25,000        27,054
E.W. Scripps Co.
   6.625%, 10/15/2007                20,000        20,963
Tenneco Inc.
   7.625%, 6/15/2017                 30,000        30,856
   7.875%, 4/15/2027                 20,000        21,019
Texaco Capital
   8.625%, 4/1/2032                  30,000        38,435
Time Warner Inc.
   6.625%, 5/15/2029                 25,000        25,213
Tribune Co.
   6.875%, 11/1/2006                 20,000        21,015
USA Waste Services Inc.
   7.00%, 7/15/2028                  25,000        25,506
USX Corp.
   6.85%, 3/1/2008                   40,000        40,369
Ultramar Diamond Shamrock
   7.20%, 10/15/2017                 25,000        24,870
Weyerhaeuser Co.
   8.50%, 1/15/2025                  10,000        11,868
Whirlpool Corp.
   9.00%, 3/1/2003                   10,000        11,132
Worthington Industries, Inc.
   6.70%, 12/1/2009                  20,500        20,957
   7.125%, 5/15/2006                 20,000        21,008
                                               ----------
                                                1,771,189
                                               ----------
UTILITIES (9.1%)
Alabama Power Co.
   5.49%, 11/1/2005                   8,250         8,258
Arizona Public Service Co.
   6.625%, 3/1/2004                  10,000        10,338
Baltimore Gas & Electric Co.
   7.25%, 7/1/2002                   15,000        15,996
BellSouth Telecommunications
6.25%, 5/15/2003                     12,000        12,416
7.00%, 10/1/2025                     10,000        11,193
Chesapeake & Potomac Telephone
   Co. (VA)
   7.875%, 1/15/2022                 16,000        19,512
Cincinnati Gas & Electric Co.
   6.90%, 6/1/2025                    9,500         9,830
Consolidated Edison Co. of
   New York, Inc.
   6.375%, 4/1/2003                  20,000        20,692
Duke Energy Corp.
   6.00%, 12/1/2028                  25,000        24,192
El Paso Natural Gas Co.
   7.50%, 11/15/2026                 25,000        26,714
Enron Corp.
   6.875%, 10/15/2007                20,000        20,816
Florida Power Corp.
   6.75%, 2/1/2028                   22,380        24,061
GTE California Inc.
   6.70%, 9/1/2009                   25,000        27,325
GTE Southwest, Inc.
   6.00%, 1/15/2006                  10,000        10,299
Illinois Power Co.
   6.50%, 8/1/2003                   10,000        10,339
Indiana Bell Telephone Co., Inc.
   7.30%, 8/15/2026                  30,000        34,600
Kentucky Utilities Co.
   7.92%, 5/15/2007                   5,000         5,707
MCI Communications Corp.
   7.50%, 8/20/2004                  15,000        16,346
Michigan Bell Telephone Co.
   7.85%, 1/15/2022                  25,000        29,203
NGC Corp.
   7.125%, 5/15/2018                 20,000        19,659
New Jersey Bell Telephone Co.
   8.00%, 6/1/2022                   40,000        48,603
New York Telephone Co.
   6.50%, 3/1/2005                   30,000        31,583
Northern States Power Co.
   6.375%, 4/1/2003                   8,000         8,308
   7.125%, 7/1/2025                  30,000        33,931
Ohio Bell Telephone Co.
   6.125%, 5/15/2003                 15,000        15,536
Oklahoma Gas & Electric Co.
   6.50%, 4/15/2028                  12,770        13,302
Pacific Bell
   7.125%, 3/15/2026                 25,000        27,878
PacifiCorp
   6.625%, 6/1/2007                  10,000        10,568
   6.71%, 1/15/2026                  12,500        12,689
Pennsylvania Power & Light Co.
   6.50%, 4/1/2005                   15,000        15,758
PECO Energy
   6.50%, 5/1/2003                   30,000        30,874
Southern California Edison Co.
   6.25%, 6/15/2003                   6,050         6,275
Southwestern Public Service Co.
   7.25%, 7/15/2004                  10,000        10,793
Sprint Capital Corp.
   6.875%, 11/15/2028                35,000        36,388
Tennessee Gas Pipeline Co.
   7.50%, 4/1/2017                   25,000        26,757
Texas Utilities Electric Co.
   6.75%, 7/1/2005                   10,000        10,516
Union Electric Co.
   6.875%, 8/1/2004                  10,000        10,694
U S WEST Capital Funding, Inc.
   6.875%, 7/15/2028                 25,000        26,672

---------------------------------------------------------
                                       FACE        MARKET
                                     AMOUNT        VALUE*
WELLESLEY INCOME FUND                 (000)         (000)
---------------------------------------------------------
Wisconsin Electric Power Co.
   6.50%, 6/1/2028                 $ 25,000    $   25,700
Wisconsin Power & Light
   5.70%, 10/15/2008                 12,650        12,875
                                               ----------
                                                  773,196
                                               ----------
---------------------------------------------------------
TOTAL CORPORATE BONDS
   (COST $3,566,523)                            3,830,865
---------------------------------------------------------
FOREIGN BONDS (U.S. Dollar
   DENOMINATED)(2.4%)
---------------------------------------------------------
Province of British Columbia
   6.50%, 1/15/2026                  15,000        15,607
Husky Oil Ltd.
   7.55%, 11/15/2016                 20,000        18,808
Province of Manitoba
   6.125%, 1/19/2004                  7,000         7,246
   8.875%, 9/15/2021                 24,041        32,142
Province of Ontario
   6.00%, 2/21/2006                  25,000        25,907
Province of Quebec
   7.50%, 7/15/2023                  30,000        34,221
Saga Petroleum ASA
   7.25%, 9/23/2027                  12,795        11,937
Province of Saskatchewan
   8.50%, 7/15/2022                  15,000        19,153
Talisman Energy, Inc.
   7.125%, 6/1/2007                  20,000        20,631
   7.25%, 10/15/2027                 20,000        19,550
---------------------------------------------------------
TOTAL FOREIGN BONDS
   (COST $194,717)                                205,202
---------------------------------------------------------
U.S. GOVERNMENT AND AGENCY
   OBLIGATIONS (14.0%)
---------------------------------------------------------
U.S. GOVERNMENT SECURITIES (8.3%)
U.S. Treasury Bonds
   6.25%, 8/15/2023                  75,000        83,815
   7.25%, 5/15/2016                 150,000       181,713
U.S. Treasury Notes
   6.25%, 8/31/2002                 200,000       210,398
   6.875%, 5/15/2006                200,000       226,022
                                               ----------
---------------------------------------------------------
                                                  701,948
                                               ----------
AGENCY BONDS & NOTES (1.8%)
Federal Home Loan Bank
   Global Notes
   5.125%, 9/15/2003                 50,000        49,992
Federal Home Loan Mortgage
   Corp. Global
   5.75%, 7/15/2003                  50,000        51,346
Federal National Mortgage Assn.
   Global Bond
   5.75%, 6/15/2005                  50,000        51,371
                                               ----------
                                                  152,709
                                               ----------
MORTGAGE OBLIGATIONS (3.9%)
Federal National Mortgage Assn.
(1) 5.735%, 1/1/2009                 15,000        14,845
Government National
   Mortgage Assn.
(1) 6.00%, 7/15/2028-1/1/2029       325,251       322,354
                                               ----------
                                                  337,199
                                               ----------
---------------------------------------------------------
TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
   (COST $1,121,731)                            1,191,856
---------------------------------------------------------
COMMON STOCKS (36.1%)
---------------------------------------------------------
AUTO & TRANSPORTATION (1.4%)
   Ford Motor Co.                 2,073,800       121,706
                                               ----------
CONSUMER DISCRETIONARY (2.2%)
   Eastman Kodak Co.                916,000        65,952
   May Department Stores Co.        640,000        38,640
   J.C. Penney Co., Inc.          1,732,600        81,216
                                               ----------
                                                  185,808
                                               ----------
CONSUMER STAPLES (1.8%)
   Flowers Industries, Inc.       2,718,300        65,069
   H.J. Heinz Co.                   800,800        45,345
   Philip Morris Cos., Inc.         820,000        43,870
                                               ----------
                                                  154,284
                                               ----------
FINANCIAL SERVICES (7.4%)
   BankAmerica Corp.                511,064        30,728
   Brandywine Realty Trust REIT     484,500         8,660
   CBL & Associates Properties,
    Inc. REIT                       613,100        15,826
   Camden Property Trust REIT       832,972        21,657
   Colonial Properties
    Trust REIT                    1,004,900        26,755
   FelCor Lodging
    Trust, Inc. REIT                630,000        14,529
   First Union Corp.              2,311,400       140,562
   General Growth Properties
    Inc. REIT                       812,300        30,766
   HSB Group Inc.                   260,000        10,676
   Highwood Properties, Inc. REIT   245,000         6,309
   IPC Holdings Ltd.                290,300         6,731
   KeyCorp                          976,400        31,245
   Kimco Realty Corp. REIT          218,700         8,680
   The Macerich Co. REIT            619,100        15,864
   Marsh & McLennan Cos., Inc.      370,000        21,622
   National City Corp.            1,665,000       120,713
   Nationwide Health
    Properties, Inc. REIT           616,000        13,283
   Sun Communities, Inc. REIT       520,600        18,123
   Urban Shopping Centers,
    Inc. REIT                       617,000        20,207
   Wachovia Corp.                   766,900        67,056
                                               ----------
                                                  629,992
                                               ----------
HEALTH CARE (2.1%)
   Baxter International, Inc.     1,147,700        73,811
   Pharmacia & Upjohn, Inc.       1,808,500       102,406
                                               ----------
                                                  176,217
                                               ----------
INTEGRATED OIL (6.3%)
   Amoco Corp.                    2,320,000       136,880
   Atlantic Richfield Co.           736,000        48,024
-  Conoco Inc.                      774,100        16,159
   Equitable Resources, Inc.      1,496,200        43,577
   Mobil Corp.                      420,000        36,592
   Royal Dutch
    Petroleum Co. ADR             1,713,000        82,010
   Texaco Inc.                    1,279,000        67,627
   USX-Marathon Group             3,495,200       105,293
                                               ----------
                                                  536,162
                                               ----------
MATERIALS & PROCESSING (2.7%)
   BOC Group PLC ADR                900,000        24,525
   Consolidated Papers              503,200        13,838
   Dow Chemical Co.                 360,000        32,738
   Eastman Chemical Co.             633,400        28,345

---------------------------------------------------------
                                                   MARKET
                                                   VALUE*
                                     SHARES         (000)
---------------------------------------------------------
   The Timber Co.                 1,877,000    $   44,696
   Westvaco Corp.                 1,000,000        26,813
   Weyerhaeuser Co.                 964,000        48,983
   Witco Chemical Corp.             435,900         6,947
                                               ----------
                                                  226,885
                                               ----------
UTILITIES (11.4%)
   AT&T Corp.                       865,000        65,091
   American Electric Power
    Co., Inc.                       760,000        35,767
   Ameritech Corp.                  666,000        42,208
   Bell Atlantic Corp.            3,136,400       166,229
   Central & South West Corp.     2,332,300        63,992
   Consolidated Edison Inc.         707,400        37,404
   DQE Inc.                       1,601,650        70,373
   DTE Energy Co.                 1,238,200        53,088
   GPU, Inc.                      2,428,000       107,287
   GTE Corp.                      1,827,700       118,801
   MCN Energy Group Inc.            501,100         9,552
   National Fuel Gas Co.            122,500         5,535
   New England Electric System      550,000        26,469
   NICOR, Inc.                      722,300        30,517
   Questar Corp.                  1,140,000        22,088
   SBC Communications Inc.          359,000        19,251
   SCANA Corp.                      188,000         6,063
   Southern Co.                   1,400,000        40,687
   Telecom Corporation of
    New Zealand Ltd.              4,400,000        19,710
   Telecom Corporation of
    New Zealand Ltd. IR             703,200         1,542
   U S WEST, Inc.                   405,000        26,173
                                               ----------
                                                  967,827
                                               ----------
OTHER (0.8%)
   Cooper Industries, Inc.          895,900        42,723
   Shell Transport & Trading
    Co. ADR                         700,000        26,031
                                               ----------
                                                   68,754
                                               ----------
---------------------------------------------------------
TOTAL COMMON STOCKS
   (COST $2,143,199)                            3,067,635
---------------------------------------------------------
                                        FACE
                                      AMOUNT
                                       (000)
---------------------------------------------------------
TEMPORARY CASH INVESTMENTS (4.3%)
---------------------------------------------------------
REPURCHASE AGREEMENTS
Collateralized by U.S. Government
   Obligations in a Pooled
   Cash Account
   4.76%, 1/4/1999                 $212,975       212,975
   4.77%-4.78%, 1/4/1999--Note G    148,190       148,190
---------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS
   (COST $361,165)                                361,165
---------------------------------------------------------
TOTAL INVESTMENTS (101.9%)
   (COST $7,387,335)                            8,656,723
---------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-1.9%)
---------------------------------------------------------
Other Assets--Note C                              171,763
Liabilities--Note G                              (330,706)
                                               ----------
                                                 (158,943)
---------------------------------------------------------
NET ASSETS (100%)
---------------------------------------------------------
Applicable to 384,140,873 outstanding
   $.001 par value shares of beneficial
   interest (unlimited authorization)          $8,497,780
=========================================================

NET ASSET VALUE PER SHARE                          $22.12
=========================================================

*See Note A in Notes to Financial Statements.

-Non-Income-Producing Security.

(1)The average maturity is shorter than the final maturity shown due to scheduled interim principal payments.

ADR--American Depositary Receipt.

IR--Installment Receipt.

REIT--Real Estate Investment Trust.

---------------------------------------------------------
 AT DECEMBER 31, 1998, NET ASSETS CONSISTED OF:
---------------------------------------------------------
                                      AMOUNT          PER
                                       (000)        SHARE
---------------------------------------------------------
 Paid in Capital                  $7,164,130       $18.65
 Overdistributed Net
   Investment Income                  (2,469)        (.01)
 Accumulated Net Realized Gains       66,731          .17
 Unrealized Appreciation--
   Note F                          1,269,388         3.31
---------------------------------------------------------
 NET ASSETS                       $8,497,780       $22.12
=========================================================

STATEMENT OF OPERATIONS

This Statement shows dividend and interest income earned by the fund during the reporting period, and details the operating expenses charged to the fund. These expenses directly reduce the amount of investment income available to pay to shareholders as dividends. This Statement also shows any Net Gain (Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) on investments during the period.

--------------------------------------------------------------------------------------------------------------
                                                                                        WELLESLEY INCOME FUND
                                                                                 YEAR ENDED DECEMBER 31, 1998
                                                                                                        (000)
--------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
    Dividends                                                                                       $  98,236
    Interest                                                                                          329,890
    Security Lending                                                                                      230
                                                                                                    ----------
        Total Income                                                                                  428,356
                                                                                                    ----------
EXPENSES
    Investment Advisory Fee--Note B
        Basic Fee                                                                                       4,026
        Performance Adjustment                                                                            648
    The Vanguard Group
        Management and Administrative                                                                  17,994
        Marketing and Distribution                                                                      1,540
    Taxes (other than income taxes)                                                                       241
    Custodian Fees                                                                                        107
    Auditing Fees                                                                                          11
    Shareholders' Reports                                                                                 158
    Annual Meeting and Proxy Costs                                                                         33
    Trustees' Fees and Expenses                                                                            15
                                                                                                    ----------
        Total Expenses                                                                                 24,773
        Expenses Paid Indirectly--Note D                                                                 (395)
                                                                                                    ----------
        Net Expenses                                                                                   24,378
--------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                                                 403,978
--------------------------------------------------------------------------------------------------------------
REALIZED NET GAIN ON INVESTMENT SECURITIES SOLD                                                       397,100
--------------------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENT SECURITIES                              96,210
==============================================================================================================
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                                 $897,288
==============================================================================================================

STATEMENT OF CHANGES IN NET ASSETS

This Statement shows how the fund's total net assets changed during the two most recent reporting periods. The Operations section summarizes information detailed in the Statement of Operations. The amounts shown as Distributions to shareholders from the fund's net income and capital gains may not match the amounts shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the income was earned or the gains were realized on the financial statements. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, as well as the amounts redeemed. The corresponding numbers of Shares Issued and Redeemed are shown at the end of the Statement.

-------------------------------------------------------------------------------------------------------------------------
                                                                                                WELLESLEY INCOME FUND
                                                                                               YEAR ENDED DECEMBER 31,
                                                                                        ---------------------------------
                                                                                                1998                1997
                                                                                               (000)               (000)
-------------------------------------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS
OPERATIONS
    Net Investment Income                                                               $   403,978          $   391,105
    Realized Net Gain                                                                       397,100              512,072
    Change in Unrealized Appreciation (Depreciation)                                         96,210              425,482
                                                                                        ---------------------------------
        Net Increase in Net Assets Resulting from Operations                                897,288            1,328,659
                                                                                        ---------------------------------
DISTRIBUTIONS
    Net Investment Income                                                                  (402,480)            (395,073)
    Realized Capital Gain                                                                  (413,626)            (476,586)
                                                                                        ---------------------------------
        Total Distributions                                                                (816,106)            (871,659)
CAPITAL SHARE TRANSACTIONS(1)                                                           ---------------------------------
    Issued                                                                                1,254,529              803,337
    Issued in Lieu of Cash Distributions                                                    705,454              759,182
    Redeemed                                                                             (1,189,285)          (1,386,341)
                                                                                        ---------------------------------
        Net Increase from Capital Share Transactions                                        770,698              176,178
-------------------------------------------------------------------------------------------------------------------------
    Total Increase                                                                          851,880              633,178
-------------------------------------------------------------------------------------------------------------------------
NET ASSETS
    Beginning of Year                                                                     7,645,900            7,012,722
                                                                                        ---------------------------------
    End of Year                                                                          $8,497,780           $7,645,900
=========================================================================================================================

(1)Shares Issued (Redeemed)
    Issued                                                                                   55,868               37,413
    Issued in Lieu of Cash Distributions                                                     31,680               35,385
    Redeemed                                                                                (53,098)             (65,083)
                                                                                        ---------------------------------
        Net Increase in Shares Outstanding                                                   34,450                7,715
=========================================================================================================================

FINANCIAL HIGHLIGHTS

This table summarizes the fund's investment results and distributions to shareholders on a per-share basis. It also presents the fund's Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the fund's net income and total returns from year to year; the relative contributions of net income and capital gains to the fund's total return; how much it costs to operate the fund; and the extent to which the fund tends to distribute capital gains. The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the fund for one year.

-----------------------------------------------------------------------------------------------------------------------
                                                                                 WELLESLEY INCOME FUND
                                                                                YEAR ENDED DECEMBER 31,
                                                            -----------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR                  1998        1997          1996         1995         1994
-----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                          $21.86      $20.51        $20.44       $17.05       $19.24
-----------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
    Net Investment Income                                     1.13       1.190          1.17         1.13         1.11
    Net Realized and Unrealized Gain (Loss)  on Investments   1.40       2.805           .66         3.68        (1.95)
                                                            -----------------------------------------------------------
        Total from Investment Operations                      2.53       3.995          1.83         4.81         (.84)
                                                            -----------------------------------------------------------
DISTRIBUTIONS
    Dividends from Net Investment Income                     (1.13)     (1.200)        (1.16)       (1.14)       (1.11)
    Distributions from Realized Capital Gains                (1.14)     (1.445)         (.60)        (.28)        (.24)
                                                            -----------------------------------------------------------
        Total Distributions                                  (2.27)     (2.645)        (1.76)       (1.42)       (1.35)
-----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                                $22.12      $21.86        $20.51       $20.44       $17.05
=======================================================================================================================

TOTAL RETURN                                                11.84%      20.19%         9.42%       28.91%       -4.44%
=======================================================================================================================

RATIOS/SUPPLEMENTAL DATA
    Net Assets, End of Year (Millions)                      $8,498      $7,646        $7,013       $7,181       $5,681
    Ratio of Total Expenses to Average Net Assets            0.31%       0.31%         0.31%        0.35%        0.34%
    Ratio of Net Investment Income to Average Net Assets     5.05%       5.47%         5.74%        5.96%        6.16%
    Portfolio Turnover Rate                                    32%         36%           26%          32%          32%
=======================================================================================================================

NOTES TO FINANCIAL STATEMENTS

Vanguard Wellesley Income Fund is registered under the Investment Company Act of 1940 as a diversified open-end investment company, or mutual fund. Certain of the fund's investments are in long-term corporate debt instruments; the issuers' abilities to meet these obligations may be affected by economic developments in their respective industries.

A. The following significant accounting policies conform to generally accepted accounting principles for mutual funds. The fund consistently follows such policies in preparing its financial statements.

      1. SECURITY VALUATION: Equity securities are valued at the latest quoted sales prices as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Prices are taken from the primary market in which each security trades. Bonds are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Temporary cash investments are valued at cost, which approximates market value. Securities for which market quotations are not readily available are valued by methods deemed by the Board of Trustees to represent fair value.

      2. FEDERAL INCOME TAXES: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

      3. REPURCHASE AGREEMENTS: The fund, along with other members of The Vanguard Group, transfers uninvested cash balances to a Pooled Cash Account, which is invested in repurchase agreements secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

      4. DISTRIBUTIONS: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.

      5. OTHER: Dividend income is recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities.

B. Wellington Management Company, LLP provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. The basic fee is subject to quarterly adjustments based on performance relative to a combined index comprising the Lehman Brothers Long Corporate AA or Better Bond Index, the S&P/BARRA Value Index, the S&P Utilities Index, and the S&P Telephone Index. For the year ended December 31, 1998, the advisory fee represented an effective annual basic rate of 0.05% of the fund's average net assets before an increase of $648,000 (0.01%) based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the Board of Trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At December 31, 1998, the fund had contributed capital of $1,519,000 to Vanguard (included in Other Assets), representing 0.02% of the fund's net assets and 2.2% of Vanguard's capitalization. The fund's Trustees and officers are also Directors and officers of Vanguard.

D. Vanguard has asked the fund's investment adviser to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the fund part of the commissions generated. Such rebates are used solely to reduce the fund's administrative expenses. For the year ended December 31, 1998, directed brokerage arrangements reduced the fund's expenses by $391,000.

   The fund's custodian bank has agreed to reduce its fees when the fund maintains cash on deposit in the noninterest-bearing custody account. For the year ended December 31, 1998, custodian fee offset arrangements reduced expenses by $4,000.

E. During the year ended December 31, 1998, the fund purchased $1,757,443,000 of investment securities and sold $1,748,098,000 of investment securities, other than U.S. government securities and temporary cash investments. Purchases and sales of U.S. government securities were $1,025,254,000 and $777,098,000, respectively.

F. At December 31, 1998, net unrealized appreciation of investment securities for financial reporting and federal income tax purposes was $1,269,388,000, consisting of unrealized gains of $1,307,798,000 on securities that had risen in value since their purchase and $38,410,000 in unrealized losses on securities that had fallen in value since their purchase.

G. The market value of securities on loan to broker/dealers at December 31, 1998, was $144,060,000, for which the fund held cash collateral of $148,190,000. Cash collateral received is invested in repurchase agreements.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Trustees of
Vanguard Wellesley Income Fund

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Wellesley Income Fund (the "Fund") at December 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP

Thirty South Seventeenth Street
Philadelphia, Pennsylvania 19103

February 2, 1999

SPECIAL 1998 TAX INFORMATION (UNAUDITED) FOR VANGUARD WELLESLEY INCOME FUND

This information for the fiscal year ended December 31, 1998, is included pursuant to provisions of the Internal Revenue Code.

       The fund distributed $361,181,000 as capital gain dividends (from net long-term capital gains) to shareholders during the fiscal year ended December 1998, all of which is designated as a 20% rate gain distribution.

       For corporate shareholders, 20.2% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

                              TRUSTEES AND OFFICERS

JOHN C. BOGLE
Founder, Senior Chairman of the Board, and Director/Trustee of The Vanguard Group, Inc., and each of the investment companies in The Vanguard Group.

JOHN J. BRENNAN
Chairman of the Board, Chief Executive Officer, and Director/Trustee of The Vanguard Group, Inc., and each of the investment companies in The Vanguard Group.

BARBARA BARNES HAUPTFUHRER
Director of The Great Atlantic and Pacific Tea Co., IKON Office Solutions, Inc., Raytheon Co., Knight-Ridder, Inc., Massachusetts Mutual Life Insurance Co., and Ladies Professional Golf Association; Trustee Emerita of Wellesley College.

JOANN HEFFERNAN HEISEN
Vice President, Chief Information Officer, and a member of the Executive Committee of Johnson & Johnson; Director of Johnson & JohnsonoMerck Consumer Pharmaceuticals Co., Women First HealthCare, Inc., Recording for the Blind and Dyslexic, The Medical Center at Princeton, and Women's Research and Education Institute.

BRUCE K. MACLAURY
President Emeritus of The Brookings Institution; Director of American Express Bank Ltd., The St. Paul Companies, Inc., and National Steel Corp.

BURTON G. MALKIEL
Chemical Bank Chairman's Professor of Economics, Princeton University; Director of Prudential Insurance Co. of America, Banco Bilbao Gestinova, Baker Fentress & Co., The Jeffrey Co., and Southern New England Telecommunications Co.

ALFRED M. RANKIN, JR.
Chairman, President, and Chief Executive Officer of NACCO Industries, Inc.; Director of NACCO Industries, The BFGoodrich Co., and The Standard Products Co.

JOHN C. SAWHILL
President and Chief Executive Officer of The Nature Conservancy; formerly, Director and Senior Partner of McKinsey & Co. and President of New York University; Director of Pacific Gas and Electric Co., Procter & Gamble Co., NACCO Industries, and Newfield Exploration Co.

JAMES O. WELCH, JR.
Retired Chairman of Nabisco Brands, Inc.; retired Vice Chairman and Director of RJR Nabisco; Director of TECO Energy, Inc., and Kmart Corp.

J. LAWRENCE WILSON
Chairman and Chief Executive Officer of Rohm & Haas Co.; Director of Cummins Engine Co. and The Mead Corp.; Trustee of Vanderbilt University.

                              OTHER FUND OFFICERS

RAYMOND J. KLAPINSKY
Secretary; Managing Director and Secretary of The Vanguard Group, Inc.; Secretary of each of the investment companies in The Vanguard Group.

THOMAS J. HIGGINS
Treasurer; Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies in The Vanguard Group.

KAREN E. WEST
Controller; Principal of The Vanguard Group, Inc.; Controller of each of the investment companies in The Vanguard Group.

                            OTHER VANGUARD OFFICERS

R. GREGORY BARTON
Managing Director, Legal Department.

ROBERT A. DISTEFANO
Managing Director, Information Technology.

JAMES H. GATELY
Managing Director, Individual Investor Group.

KATHLEEN C. GUBANICH
Managing Director, Human Resources.

IAN A. MACKINNON
Managing Director, Fixed Income Group.

F. WILLIAM MCNABB, III
Managing Director, Institutional Investor Group.

MICHAEL S. MILLER
Managing Director, Planning and Development.

RALPH K. PACKARD
Managing Director and Chief Financial Officer.

GEORGE U. SAUTER
Managing Director, Core Management Group.

  "Standard & Poor's(R)," "S&P(R)," "S&P 500(R)," "Standard & Poor's 500," and "500" are trademarks of The McGraw-Hill Companies, Inc. Frank Russell Company
   is the owner of trademarks and copyrights relating to the Russell Indexes. "Wilshire 4500" and "Wilshire 5000" are trademarks of Wilshire Associates.

                                    VANGUARD
                                   MILESTONES

                                   [GRAPHIC]

                              The Vanguard Group is
                            named for HMS Vanguard,
                            Admiral Horatio Nelson's
                       flagship at the Battle of the Nile
                    on August 1, 1798. Our founder, John C.
                              Bogle, chose the name
                        after reading Nelson's inspiring
                      tribute to his fleet: "Nothing could
                          withstand the squadron . . .
                       with the judgment of the captains,
                      together with their valour, and that
                        of the officers and men of every
                  description, it was absolutely irresistible."

                                   [GRAPHIC]

                          Walter L. Morgan, founder of
                          Wellington Fund, the nation's
                           oldest balanced mutual fund
                        and forerunner of today's family
                          of some 100 Vanguard funds,
                        celebrated his 100th birthday on
                           July 23, 1998. Mr. Morgan,
                        a true investment pioneer, died
                        six weeks later on September 2.

                                   [GRAPHIC]

                                Wellington Fund,
                       The Vanguard Group's oldest fund,
                         was incorporated by Mr. Morgan
                      70 years ago, on December 28, 1928.
                            The fund was named after
                            the Duke of Wellington,
                              whose forces defeated
                           Napoleon Bonaparte at the
                           Battle of Waterloo in 1815.

[THE VANGUARD GROUP LOGO]

Post Office Box 2600
Valley Forge, Pennsylvania 19482

FUND INFORMATION
1-800-662-7447

INDIVIDUAL ACCOUNT SERVICES
1-800-662-2739

INSTITUTIONAL INVESTOR SERVICES
1-800-523-1036

www.vanguard.com
online@vanguard.com

All Vanguard funds are offered by prospectus only. Prospectuses contain more complete information on advisory fees, distribution charges, and other expenses and should be read carefully before you invest or send money. Prospectuses can be obtained directly from The Vanguard Group.

Q270-02/22/1999

(C) 1999 Vanguard Marketing
Corporation, Distributor.
All rights reserved.